UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017 (December 28, 2017)

C. R. Bard, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	001-6926	22-1454160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Central Avenue Murray Hill, New Jersey	07974
(Address of principal executive offices)	(Zip code)

(908) 277-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On December 29, 2017, Becton, Dickinson and Company, a New Jersey corporation (“BD”), completed the acquisition of C. R. Bard, Inc., a New Jersey corporation (“Bard”). Pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of April 23, 2017 (as amended, the “Merger Agreement”), among BD, Bard and Lambda Corp., a New Jersey corporation and wholly owned subsidiary of BD (“Merger Corp”), Merger Corp merged with and into Bard, with Bard continuing as the surviving entity (the “Merger”). As a result of the Merger, Bard became a wholly owned subsidiary of BD.

At the effective time of the Merger (the “Effective Time”), each outstanding share of common stock, par value $0.25 per share, of Bard (other than shares, if any, held by BD, Merger Corp or Bard) was converted into the right to receive (i) $222.93 in cash, without interest and (ii) 0.5077 of a share of common stock, par value $1.00 per share, of BD ((i) and (ii) together, the “Merger Consideration”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Bard’s Current Report on Form 8-K filed with the SEC on April 24, 2017, and Amendment No. 1 thereto, a copy of which was filed as Exhibit 2.1 to Bard’s Current Report on Form 8-K filed with the SEC on July 28, 2017, each of which is incorporated by reference into this Introductory Note.

Item 1.01 Entry into a Material Definitive Agreement.

Bard’s 3.000% Notes

On December 28, 2017, Bard entered into that certain Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) with Wells Fargo Bank, National Association, a Delaware banking corporation, as trustee (the “Note Trustee”) in respect of the Indenture, dated as of December 20, 2010 (the “Base Indenture”), between Bard and the Note Trustee, as supplemented by that certain Third Supplemental Indenture, dated as of May 9, 2016 (the Base Indenture as so supplemented, the “3.000% Notes Indenture”), pursuant to which Bard issued its 3.000% Notes due May 15, 2026 (the “3.000% Notes”).

The Fifth Supplemental Indenture was executed by Bard and the Note Trustee, in connection with the previously announced offer by BD, to exchange the 3.000% Notes for cash and new 3.000% Notes due May 2026 of BD (the “BD Exchange Offer”). The Fifth Supplemental Indenture became valid and binding upon execution and the Amendments (as defined below) to the terms of the 3.000% Notes Indenture became effective as of December 29, 2017 as a result of the settlement of the BD Exchange Offer with respect to Bard’s 3.000% Notes on such date. The Fifth Supplemental Indenture, solely with respect to the 3.000% Notes, (i) eliminates substantially all of the restrictive covenants in the 3.000% Notes Indenture and (ii) limits the reporting covenant in the 3.000% Notes Indenture so that Bard is only required to comply with the reporting requirements under the Trust Indenture Act of 1939, as amended (collectively, the “Amendments”).

This summary of the Fifth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Supplemental Indenture, which is attached to this Current Report on Form 8-K as Exhibit 4.1, and incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement

Bard Credit Agreement

On December 29, 2017, in connection with the Merger, Bard repaid in full the outstanding amounts under the credit agreement dated October 12, 2011, among Bard as borrower, the lenders named therein and JPMorgan Chase Bank, N.A., as administrative agent (as amended, restated, supplemented or otherwise modified from time to time, the “Bard Credit Agreement”), and terminated the Bard Credit Agreement. No early termination penalties or prepayment premia were incurred by Bard in connection with the termination of the Bard Credit Agreement.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Trading in shares of common stock of Bard on the New York Stock Exchange (“NYSE”) has been halted. As a consequence of the Merger, Bard requested that the NYSE file a Form 25 with the SEC on December 29, 2017 to remove the common stock of Bard from listing on the NYSE and to terminate the registration of the common stock of Bard under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). Bard intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of Bard’s common stock under Section 12(g) of the Exchange Act and the suspension of Bard’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information contained in the Introductory Note is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of common stock of Bard (except as described in the Introductory Note) was cancelled and extinguished and converted into the right to receive the Merger Consideration.

The information contained in the Introductory Note and Item 1.01 of this report is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

As a result of the Merger, a change in control of Bard occurred, with Bard becoming a wholly owned subsidiary of BD.

The information contained in the Introductory Note is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, all of the directors of Bard immediately prior to the Effective Time ceased to be directors of Bard at the Effective Time, and were replaced by Gary DeFazio, Joseph LaSala and David Highet.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time: (i) the certificate of incorporation of Bard was amended and restated to be in the form of the certificate of incorporation attached hereto as Exhibit 3.1, which is incorporated herein by reference; and (ii) the bylaws of Bard were amended and restated to be in the form of the bylaws attached hereto as Exhibit 3.2, which are incorporated herein by reference.

Item 8.01 Other Events.

On December 29, 2017, BD issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Bard’s 4.400% Notes and 6.700% Notes

On December 29, 2017, the settlement date occurred in relation to the previously announced offers made by BD, on behalf of Bard, to exchange (i) Bard’s 4.400% Notes due 2021 (the “4.400% Notes”) for cash and new 4.400% Notes due January 15, 2021 of BD and (ii) Bard’s 6.700% Notes due 2026 (the “6.700% Notes”) for cash and new 6.700% Notes due December 1, 2026 of BD.

Bard entered into supplemental indentures on May 18, 2017 in relation to the 4.400% Notes and 6.700% Notes in connection with, and the effectiveness of which were conditioned upon the settlement of, the exchange offers. Such supplemental indentures, with respect to the 4.400% Notes and 6.700% Notes, respectively, (i) eliminate substantially all of the restrictive covenants and (ii) limit the reporting covenant so that Bard is only required to comply with the reporting requirements under the Trust Indenture Act of 1939, as amended. These amendments became effective as of December 29, 2017 with the occurrence of the settlement date in respect of the exchange offers for the 4.400% Notes and 6.700% Notes.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of April 23, 2017, as amended, by and among C. R. Bard, Inc., Becton, Dickinson and Company and Lambda Corp. (incorporated by reference to Exhibit 2.1 to Bard’s Current Report on Form 8-K filed on April 24, 2017)

2.2	Amendment No. 1, dated July 28, 2017, to the Agreement and Plan of Merger, dated April 23, 2017, by and among C. R. Bard, Inc., Becton Dickinson and Company and Lambda Corp. (incorporated by reference to Exhibit 2.1 to Bard’s Current Report on Form 8-K on July 28, 2017)

3.1	Restated Certificate of Incorporation of C. R. Bard, Inc.

3.2	Amended and Restated Bylaws of C. R. Bard, Inc.

4.1	Fifth Supplemental Indenture, dated December 28, 2017, between C. R. Bard, Inc. and Wells Fargo Bank, National Association, as trustee

99.1	Press Release, dated December 29, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. R. Bard, Inc.
(Registrant)

Date: December 29, 2017	/s/ Gary DeFazio
Name: Gary DeFazio
Title: Vice President and Secretary